SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 15, 1997.

                                OMI Trust 1996-B
               (Exact name of registrant as specified in charter)


      Pennsylvania                   33-99320                     23-2855625
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

     c/o PNC Bank, National Association
     Corporate Trust Department
     Attention:  Constantine Hromych
     1700 Market Street
     Philadelphia, Pennsylvania                             19103
 (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 15, 1997.

                                OMI Trust 1996-B
               (Exact name of registrant as specified in charter)


      Pennsylvania                   33-99320                     23-2855625
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

     c/o PNC Bank, National Association
     Corporate Trust Department
     Attention:  Constantine Hromych
     1700 Market Street
     Philadelphia, Pennsylvania                             19103
 (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1996-B


                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         OMI Trust 1996-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1996-B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on July 15, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on July 15, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     OMI TRUST 1996-B, Registrant

                                     By: Oakwood Acceptance Corporation,
                                           as servicer


July 23, 1997                         /s/ DOUGLAS R. MUIR
                                    _________________________

                                          Douglas R. Muir
                                          Vice President

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     OMI TRUST 1996-B, Registrant

                                     By: Oakwood Acceptance Corporation,
                                           as servicer


July 23, 1997                        _________________________

                                          Douglas R. Muir
                                          Vice President

                                INDEX OF EXHIBITS

                                                                         Page of Sequentially
                                                                            Numbered Pages
20.1     Monthly Remittance Report relating to Distribution
         Date occurring on July 15, 1997  .....................................


                                INDEX OF EXHIBITS

                                                                         Page of Sequentially
                                                                            Numbered Pages
20.1     Monthly Remittance Report relating to Distribution
         Date occurring on July 15, 1997  .....................................   5-10
